UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2006

M&T Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One M&T Plaza, Buffalo, New York		14203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(716) 842-5445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

M&T Bank, the principal bank subsidiary of M&T Bank Corporation ("M&T"), announced today that Emerson L. Brumback notified M&T and M&T Bank on June 27, 2006 of his intention to retire in mid-2007. In connection therewith, Mr. Brumback relinquished his titles as President and Chief Operating Officer of M&T Bank and resigned as a director of M&T and M&T Bank, effective June 30, 2006. Mr. Brumback will advise M&T's senior management on issues of strategic importance until his retirement in mid-2007.

Robert E. Sadler, Jr., President and Chief Executive Officer of M&T and Chief Executive Officer of M&T Bank, was appointed President of M&T Bank, effective June 30, 2006.

The public announcement regarding these appointments was made by means of a news release, the text of which is set forth in Exhibit 99 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99 - News Release dated June 28, 2006. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

June 28, 2006	By:	/s/ Mark W. Yonkman

Name: Mark W. Yonkman
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99	News Release dated June 28, 2006